                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                        Date of Report: December 7, 2001




                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                       0-21577               84-1100630
(State or other jurisdiction of   Commission File Number     (I.R.S. Employer
incorporation or organization)                            Identification Number)



                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                                 (303) 440-5220
              (Registrant's telephone number, including area code)

                                TABLE OF CONTENTS

                                                             PAGE
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         Item 5.  Other Events.                                  1

         SIGNATURES                                              1

ITEM 5.  OTHER EVENTS

The Registrant issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K on December 7, 2001.

EXHIBITS

Exhibit 99.1        Press Release of the Registrant Dated December 7, 2001.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 2001.


                             Wild Oats Markets, Inc.

                              By /s/ Freya R. Brier
                                     Executive Officer